UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 23, 2009

Torvec Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Mt. Read Blvd, Bldg 3, Rochester, New York		14615
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 21, 2009, Torvec appointed Robert C. Sotile as Director of Capital Initiatives. Mr. Sotile has had extensive entrepreneurial experience and considerable background in capital development since 1994 as president and chief executive officer of numerous companies in the medical and pharmaceutical industries. He is presently CEO and CFO of PharmedUSA where he has developed strategic business opportunities in delivering medications to institutions at significant savings.

As Torvec’s Director of Capital Initiatives, Mr. Sotile will interface with his significant portfolio of clients in the medical and pharmaceutical fields in order to actively promote Torvec and its technologies.

Mr. Sotile is a large, long term Torvec investor who has enthusiastically agreed to furnish his considerable expertise to Torvec in a non compensated capacity.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torvec Inc.

December 23, 2009	By:	James Y. Gleasman

Name: James Y. Gleasman
Title: President